UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 25, 2017

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of Principal Executive Offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2017 Stock Award and Incentive Plan
As noted in item 5.07 below, at the 2017 Annual Meeting of Shareowners (the “Annual Meeting”) of New Jersey Resources Corporation (the “Company”) held on January 25, 2017, the Company’s shareowners approved the 2017 Stock Award and Incentive Plan (the “Plan”). A description of the material terms of the Plan is set forth on pages 76 through 84 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on December 15, 2016 and is incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, of the 86,174,654 shares outstanding and entitled to vote as of the record date, 74,573,490 shares were represented, constituting an approximate 86.5% quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting were as follows:
Item 1:    The Company’s Board of Directors (the “Board”) nominated three directors for election to the Board at the Annual Meeting. Jane M. Kenny, Sharon C. Taylor and David A. Trice were each re-elected to serve until the Company’s 2020 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Jane M. Kenny	60,729,177	1,222,305	12,622,008
Sharon C. Taylor	60,801,943	1,149,539	12,622,008
David A. Trice	60,728,126	1,223,356	12,622,008

The terms of office of the following directors continued after the Annual Meeting: Lawrence R. Codey, Donald L. Correll, Laurence M. Downes, Robert B. Evans, M. William Howard, J. Terry Strange and George R. Zoffinger.

Item 2:    The shareowners approved a non-binding advisory resolution approving the compensation of our named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
58,915,600	2,220,313	815,569	12,622,008

Item 3:    The shareowners approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on the compensation of our named executive officers on an annual basis, by the votes set forth in the table below:

Annual Vote	Biennial Vote	Triennial Vote	Abstain	Broker Non-Votes
49,434,845	582,602	11,216,252	717,783	12,622,008

The Board and management have determined to implement an annual advisory vote on the compensation of our named executive officers beginning with the next annual meeting of shareowners in 2018.

Item 4:    The shareowners approved the Company’s 2017 Stock Award and Incentive Plan, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
56,174,052	5,202,779	574,651	12,622,008

Item 5:    The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017, was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
73,942,181	414,081	217,228	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	New Jersey Resources Corporation 2017 Stock Award and Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated December 15, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: January 26, 2017
By: /s/ Patrick J. Migliaccio
Patrick J. Migliaccio Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	New Jersey Resources Corporation 2017 Stock Award and Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated December 15, 2016)